                                                               EXHIBIT 10.4(vii)


                                     WAIVER

                  WAIVER (this "Waiver"), dated as of September 28, 2001, among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Banks"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, Holdings, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of March 25, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, subject to the terms and conditions set forth herein, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

I.       Waivers:

                  1. The Banks hereby waive, but only during the Waiver Period (as defined below), any Default or Event of Default that has arisen (or may hereafter arise) under the Credit Agreement solely as a result of the failure of Holdings and the Borrower to comply with Section 8.07 of the Credit Agreement in respect of the Measurement Periods ending on September 30, 2001 and December 31, 2001; provided, however, the waiver set forth in this Section 1 shall cease on February 15, 2002 (and with the period from September 30, 2001 through and including February 14, 2002 being referred to herein as the "Waiver Period") at which time such Defaults and/or Events of Default shall be reinstated automatically.

                  2. The Banks hereby waive, but only during the Waiver Period, any Default or Event of Default that has arisen (or may hereafter arise) under the Credit Agreement solely as a result of the failure of Holdings and the Borrower to comply with Section 8.09 of the Credit Agreement for the Waiver Period; provided, however, the waiver set forth in this Section 2 shall cease on February 15, 2002 at which time such Defaults and/or Events of Default shall be reinstated automatically.

II.      Miscellaneous:

                  1. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
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                  2. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Administrative Agent.

                  3. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. In order to induce the Banks to enter into this Waiver, Holdings and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Waiver Effective Date (as defined below), after giving effect to this Waiver, and (ii) on the Waiver Effective Date, after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

                  5. This Waiver shall become effective on the date (the "Waiver Effective Date") when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Bank that executes and delivers a signed counterpart of this Amendment to the Administrative Agent on or before 5:00 p.m. (New York time) on October 5, 2001, an amendment fee equal to 15 basis points on the amount of each such Bank's Revolving Commitment as in effect on the Waiver Effective Date.

                  6. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *




                                     - 2 -
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                  AMERICAN LAWYER MEDIA HOLDINGS, INC.



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  AMERICAN LAWYER MEDIA, INC.



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  BANK OF AMERICA, N.A., as Administrative Agent



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  BANK OF AMERICA, N.A., as a Bank


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                     - 3 -
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                                  FLEET NATIONAL BANK, as a Bank



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  CREDIT LYONNAIS, NEW YORK BRANCH,
                                      as a Bank


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


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